UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed on February 6, 2006, on January 31, 2006, Propex Fabrics Inc. (“Propex”) completed the acquisition of all of the outstanding capital stock of SI Concrete Systems Corporation, a Delaware corporation (“SICSC”) and SI Geosolutions Corporation, a Delaware corporation (“SIGC”), pursuant to a stock purchase agreement dated December 30, 2005, as amended, by and among Propex, SICSC, SIGC, and the holders of the capital stock of SICSC and SIGC.

This Form 8-K/A amends the Current Report on Form 8-K referred to above to include the consolidated financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. Audited consolidated financial statements of SI Corporation, the predecessor of SICSC and SIGC, are attached hereto as Exhibit 99.1. Unaudited pro forma condensed combined financial statements, derived from the historical consolidated financial statements of Propex and SI Corporation and adjusted to reflect the material effects directly attributable to Propex’s acquisition of SICSC and SIGC, are attached hereto as Exhibit 99.2. Each of these exhibits is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements of SI Corporation as of October 2, 2005 and October 3, 2004 and for the three fiscal years in the period ended October 2, 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2005 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit	Description
99.1	Audited Financial Statements of SI Corporation as of October 2, 2005 and October 3, 2004 and for the three fiscal years in the period ended October 2, 2005.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Propex Fabrics Inc. and SI Corporation as of and for the year ended December 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Propex Fabrics Inc.

Dated: April 18, 2006	By:	/s/ Philip D. Barnes
Philip D. Barnes
Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description
99.1	Audited Financial Statements of SI Corporation as of October 2, 2005 and October 3, 2004 and for the three fiscal years in the period ended October 2, 2005.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2005.

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